SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 3, 2004

Gables Realty Limited Partnership
(Exact name of Registrant as specified in its charter)

Delaware	000-22683	58-2077966
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton,  FL  33431
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(561) 997-9700

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

       (c)  EXHIBITS:

          99.1  Press release and earnings release supplements of Gables Residential Trust, dated February 3, 2004 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Gables Residential Trust dated February 3, 2004, File No. 001-12590).

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On February 3, 2004, Gables Residential Trust announced its consolidated financial results for the three months and year ended December 31, 2003.  Gables Residential Trust is an 86.9% economic owner of the common equity of Gables Realty Limited Partnership as of December 31, 2003.  Gables GP, Inc., the general partner of Gables Realty Limited Partnership, is a wholly-owned subsidiary of Gables Residential Trust. A copy of Gables Residential Trust's earnings press release, along with the earnings release supplements, is furnished as Exhibit 99.1 to this report on  Form 8-K (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Gables Residential Trust, dated February 3, 2004, File No. 001-12590).  The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any filing by Gables Residential Trust under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2004

GABLES REALTY LIMITED PARTNERSHIP
By:  Gables GP, Inc.
Its: General Partner

By:      /s/ Marvin R. Banks, Jr.
 Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer